SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 14, 2004
                                  -----------
                       (Date of earliest event reported)


                              DATAMEG CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

NEW YORK                         000-12493                13-3134389
----------                       ---------                ----------
(State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of                                         Identification No.)
Corporation)


            9 West Broadway, Boston. MA                      02121
        --------------------------------------                -----
      (Address of principal executive offices)              (Zip Code)



                  Registrant's telephone number (617) 451-3870


                                        N/A
                      ------------------------------------
        (Former name and former address, if changed since last report.)



=============================================================================


Item 5. Other Events.

DataMeg Corp. and CAS Communications are both in the process of rebuilding their respective web sites. With the multiples of changes and developments that are occurring, both entities felt it would be easier and more productive to start new sites rather than overhaul the existing sites. We appreciate your patience during the short period of time that it will take to present these new sites.

All interested parties may still view DataMEG's subsidiary web site, North Electric Company, Inc. at www.northelectriccompany.com.


SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP. (Registrant)

Date:July 14, 2004

 By: /s/ Andrew Benson
 ----------------------------
 Andrew Benson
 President and Sole Director
 (Principal executive and principal financial officer)